Exhibit 99.1

NEWS RELEASE

Parsley Energy, LLC Announces Pricing of $400 Million Private Offering of

Senior Unsecured Notes due 2028 to Refinance Outstanding Indebtedness

AUSTIN, Texas, February 6, 2020—Parsley Energy, LLC (“Parsley”), a subsidiary of Parsley Energy, Inc. (NYSE: PE) (“Parsley Inc.”), and Parsley’s wholly owned subsidiary, Parsley Finance Corp. (together with Parsley, the “Issuers”), announced today the pricing of their previously announced private offering (the “Notes Offering”) of $400 million in aggregate principal amount of senior unsecured notes due 2028 (the “2028 Notes”). The 2028 Notes, which are priced at par, will mature on February 15, 2028 and will pay interest at an annual rate of 4.125%. Parsley Inc. will not guarantee the 2028 Notes.

Parsley intends to use the net proceeds from the Notes Offering and borrowings under its revolving credit facility to redeem (the “Redemption”) all of the Issuers’ outstanding 6.250% senior unsecured notes due 2024 (the “2024 Notes”) at a redemption price of 104.688%, plus accrued and unpaid interest to the redemption date, pursuant to the terms of the indenture relating to the 2024 Notes. The Issuers intend to issue a conditional notice of redemption with respect to the Redemption, and they expect the redemption date will be March 7, 2020. The Redemption will be conditioned on the completion of the Notes Offering.

The securities to be offered in the Notes Offering have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The securities will be available for resale only to qualified institutional buyers pursuant to Rule 144A under the Securities Act and to non-U.S. persons in transactions outside the United States pursuant to Regulation S under the Securities Act.

This news release does not constitute an offer to sell or the solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

Certain statements contained in this news release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Parsley’s expectations or beliefs concerning future events, and it is possible that the results described in this news release will not be achieved. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of Parsley’s control, which could cause actual results to differ materially from the results discussed in the forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, Parsley does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for Parsley to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements found in Parsley Inc.’s filings with the Securities and Exchange Commission (“SEC”), including, but not limited to, Parsley Inc.’s Annual Report on Form 10-K for the year ended December 31, 2018 and its subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The risk factors and other factors noted in Parsley Inc.’s filings with the SEC could cause actual results to differ materially from those contained in any forward-looking statement.

Investor Contacts

Kyle Rhodes

Vice President, Investor Relations

or

Dan Guill

Investor Relations Analyst

ir@parsleyenergy.com

(512) 505-5199

Media and Public Affairs Contacts:

Katharine McAden

Corporate Communications Manager

or

Kate Zaykowski

Corporate Communications Coordinator

media@parsleyenergy.com

(512) 220-7100